UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  April 8, 2009
                Date of Report (Date of earliest event reported)


                        GLOBAL ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Nevada                        000-50643                86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

1600 N. Desert Drive, Suite 301, Tempe, AZ                       85281-1230
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.

We provided notice to NYSE Amex on April 8, 2009, of our intent to voluntarily remove our common stock from the exchange. On or about April 20, 2009, we will file a Form 25 with the Securities and Exchange Commission related to the removal. Removal is expected to be effective 10 calendar days after filing Form
25. We anticipate the last day of trading for our common stock on NYSE Amex will be on or about April 30, 2009. Although we can make no assurances that our common stock will be quoted, we expect trading on the Over-The-Counter Bulletin Board (OTCBB) will follow closely after the date of removal from NYSA Amex. A trading symbol has yet to be assigned by OTCBB.

The press release announcing our intent to voluntarily delist our common stock is filed herewith as Exhibit 99.1 to this report and is incorporated in its entirety into this Item 3.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Press Release for Global Entertainment Corporation dated April 9, 2009.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL ENTERTAINMENT CORPORATION


Date: April 10, 2009                       By: /s/ James Yeager
                                              ----------------------------------
                                           Name:  James Yeager
                                           Title: Senior Vice-President and
                                                  Chief Financial Officer

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